                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 25, 2005 (May 17, 2005)

                           Newcastle Investment Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Maryland                    001-31458                      81-0559116
  ---------------                 ----------                   -------------
  (State or other           (Commission File Number)           (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)

            1251 Avenue of the Americas,
              16th Floor, New York, NY                      10020
     -------------------------------------------         ------------
      (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (212) 798-6100
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

(a) SERIES C PREFERRED STOCK OFFERING:

         On October 20, 2005, Newcastle Investment Corp. (the "Company") entered into an Underwriting Agreement and a Terms Agreement, each among the Company, Fortress Investment Group LLC and Bear, Stearns & Co. Inc., as representative of the underwriters, for the issuance and sale by the Company of 1,600,000 shares of its 8.05% Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred Stock"), and up to an additional 160,000 shares of Series C Preferred Stock at the Underwriters' option, to cover over-allotments. The Series C Preferred Stock is being sold pursuant to an effective shelf registration statement. Copies of the underwriting agreement and the terms agreement are filed as Exhibits 3.1 and 3.2 hereto. Copies of the Articles Supplementary and a form of certificate are filed as Exhibits 3.3 and 4.1 hereto.

(b) SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS:

         On May 17, 2005, the Company held its annual meeting of stockholders at the Four Seasons Hotel, 57 East 57th Street, New York, New York 10022.

         Proxies for the meeting were solicited on behalf of the Board of Directors of the Company pursuant to Regulation 14A of the General Rules and Regulations of the SEC. There was no solicitation in opposition to the Board of Directors' nominees for election as director as listed in the Proxy Statement, and the nominees were elected. Copies of the Articles Supplementary and a form of certificate are filed as Exhibits 3.3 and 4.1 hereto.

         The stockholders voted, in person or by proxy, on: (i) a proposal to elect two Class III directors to serve until the 2008 annual meeting of stockholders or until their respective successors are elected and duly qualified; and (ii) a proposal to approve the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2005.

         The results of the voting are shown below:

         Proposal 1:  Election of Director

         Name                       For                       Withheld
         ----                       ---                       --------
         Wesley R. Edens         33,033,239                   466,610
         David K. McKown         33,090,215                   409,634

         Proposal 2:  Approval of Independent Auditors

         For:     33,353,052
         Against:    130,202
         Abstain:     16,596

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         3.1 Underwriting Agreement, dated October 20, 2005, by and among Newcastle Investment Corp., Fortress
                           Investment Group LLC and Bear, Stearns & Co. Inc., as representative of the underwriters.

         3.2               Terms Agreement, dated October 20, 2005, by and among
                           Newcastle Investment Corp., Fortress Investment Group
                           LLC and Bear, Stearns & Co. Inc., as representative of the underwriters.

         3.3               Articles Supplementary relating to the 8.05% Series C
                           Cumulative Redeemable Preferred Stock.

         4.1               Form of Certificate for the 8.05% Series C Cumulative
                           Redeemable Preferred Stock.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Newcastle Investment Corp.
                                      --------------------------
                                      (Registrant)


Date:  October 25, 2005               By: /s/ Randal A. Nardone
                                          -------------------------
                                          Name:  Randal A. Nardone
                                          Title: Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                                   DESCRIPTION
-----------                                   -----------
3.1                        Underwriting Agreement, dated October 20, 2005, by and among Newcastle
                           Investment Corp., Fortress Investment Group LLC and Bear, Stearns & Co. Inc.

3.2                        Terms Agreement, dated October 20, 2005, by and among
                           Newcastle Investment Corp., Fortress Investment Group
                           LLC and Bear, Stearns & Co. Inc., as representative of the underwriters.

3.3                        Articles Supplementary relating to the 8.05% Series C Cumulative
                           Redeemable Preferred Stock.

4.1                        Form of Certificate for the 8.05% Series C Cumulative
                           Redeemable Preferred Stock.
